UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

FOMO CORP.

(Exact name of Registrant as specified in its Charter)

CALIFORNIA	001-13126	83-3889101
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2810 Bristol Dr. Ste 309, Lisle, IL 60532

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	ETFM	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

FOMO CORP. p/k/a 2050 Motors, Inc. is referred to herein as “we”, “us”, or “us”

ITEM 8.01 Other Events

On September 29, 2020, FOMO CORP. signed a definitive agreement to acquire 100% of the member interests of Purge Virus, LLC (“PV”). As consideration and upon closing, the Company will issue two (2) million Restricted Series B Preferred Shares to PV’s sole member and President, Charles Szoradi. FOMO is currently completing due diligence and intends to engage SEC counsel shortly in order to proceed to closing with a targeted date of October 19, 2020. The Company intends to enter into an employment agreement with Mr. Szoradi who will remain President of a FOMO-PV subsidiary. Under the terms of the definitive agreement, he will join FOMO’s Advisory Board, with an expectation of joining FOMO’s Board of Directors in the future. The employment agreement is expected to include performance milestones based on PV-driven disinfection technology/product sales, which will allow Mr. Szoradi to earn additional equity in FOMO CORP. in the form of Restricted Series B Preferred Shares.

Separately, FOMO CORP.’s accountants have been preparing the Company’ financial statements for the three-month periods ended December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020. The draft December books have been delivered to management, who intends to review them with the accounting firm, engage the Company’s standing auditor Boyle CPA, LLC, and begin drafting FOMO CORP.’s Form 10-K for calendar year 2019 this week. Later period accounting is expected to be delivered over the near—term. Management intends to bring the Company current with regard to SEC reporting expediently in order to provide transparency to current and future investors. Additional disclosures and exhibits related to the definitive agreement will be filed in amendments to this Form 8-K if required.

Item 9.01. Exhibits

(a) Exhibits. The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	FOMO CORP. Purge Virus, LLC Definitive Agreement September 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO CORP.

Date: October 7, 2020	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer